Supplement Dated January 8, 2019

To

Satuit Capital U.S. Emerging Companies Fund Prospectus

Dated March 1, 2018

Effective immediately, the Satuit Capital U.S. Emerging Companies Fund (the “Fund”) has terminated the public offering of its shares and will discontinue operations on or about January 21, 2019 (the “Liquidation Date”). Shares of the Fund are no longer available for purchase, including for purchases through Automatic Investment Plans. The Fund intends to make a final distribution including, capital gains and income (if any) on or about January 14, 2019.

At a meeting of the Board of Trustees held on January 7, 2019 (the “Board Meeting”), the Board of Trustees, in consultation with the Trust’s investment adviser, Satuit Capital Management, LLC (the “Adviser”), determined, to liquidate the Trust based on, among other factors, the Adviser’s anticipation of significant redemptions by certain platforms on behalf of their clients, the Fund’s inability to cover its expenses after a significant reduction of its net assets, and the Adviser’s unwillingness to subsidize the increased Fund expenses subsequent to such redemptions.  Therefore, based on these factors and others, the Board agreed that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations.

At the Board Meeting, the Board of Trustees directed that with respect to the Fund: (i) all or substantially all of the Fund’s portfolio securities be liquidated in an orderly manner no later than January 9, 2019; and (ii) all or substantially all outstanding shareholder accounts on the Liquidation Date will be closed and the proceeds of each account would be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing fund accounts. Because of the liquidation of the Fund’s portfolio securities described above, the Fund’s normal exposure to its investment strategy will be reduced and eventually eliminated. Accordingly, shareholders should not expect the Fund to achieve its stated investment objective.

Shareholders may continue to freely redeem their shares of the Fund on each business day during the Trust’s liquidation process.

This transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. To avoid a potential tax issue, shareholders may choose to authorize, prior to the Liquidation Date, a direct transfer of their retirement account assets to another tax-deferred retirement account. Typically, shareholders have 60 days from the Liquidation Date to invest the proceeds in another IRA or qualified retirement account; otherwise the liquidation proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding any Fund, please call 1-866-972-8848.

Investors Should Retain this Supplement for Future Reference